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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 21, 2016

THUNDER MOUNTAIN GOLD

(Exact Name of Registrant as Specified in its Charter)

Idaho	001-08429	91-1031075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11770 W. President Drive, Ste. F, Boise, Idaho	83713
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 208-658-1037

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (3-05)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

Appointment of New Director. Effective June 21, 2016, Mr. Ralph Noyes has re-joined the Board of Directors of Thunder Mountain Gold, Inc.  In February, Mr. Noyes stepped aside for personal reasons.

Following is a brief description of Mr. Noyes business experience:

Mr. Noyes’ broad experience ranges from underground mine geologist to Vice President of Metal Mining for Hecla Mining Co. (NYSE-HL), involved in operations, exploration, new mine development and mergers and acquisitions.  As Chairman and CEO of Consolidated Silver Corp. in 1995 he acquired the purchase rights to several underground silver mines in Mexico, which continue to operate today as part of other public companies.  In 1998 and 1999, he was Project Manager for Behre Dolbear and was the independent engineer for the expansion of the Stillwater platinum-palladium Mine.  In 1999 he joined Soloman Smith Barney as a financial advisor, tailoring his practice to serving executives in the mining industry as well as small business owners.  He retired from the financial services industry in 2014 as Associate Vice President Investments with Wells Fargo Advisors.

There have been no transactions between Mr. Noyes and the Company during the prior fiscal year required to be reported pursuant to Item 404(a) of Regulation S-K. There are no family relationships between Mr. Noyes and any officer or Director of the Company. There are no arrangements or understandings between Mr. Noyes and any other person pursuant to which Mr. Noyes was appointed as Director. There are no transactions in which Mr. Noyes had or will have an interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The compensation for Mr. Noyes as non-employee directors will be determined by the Compensation Committee or Board of Directors.

Section 8 – Other Events

Item 8.01 Other Events

On April 16, 2015, the Company issued the press release attached hereto as Exhibit 99.1.  Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01  Financial Statements and Exhibits

(d)

Exhibits

99.1

Press Release, issued by the Company on June 21, 2016

SIGNATURES

FORM 8-K

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 THUNDER MOUNTAIN GOLD, INC.

                       (Registrant)

  By: /s/ Eric T. Jones

  -------------------------------------------------

Eric T. Jones

President, Director and Chief Executive Officer

Date:  June 21, 2016

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